14022003v3 FIRST AMENDMENT THIS FIRST AMENDMENT, dated as of March 7, 2025 (this “Amendment”), is entered into by and CBIZ OPERATIONS, INC., an Ohio corporation (the “Borrower”), CBIZ, INC., a Delaware corporation (the “Company”), the other Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., as Agent (in such capacity, the “Agent”). RECITALS WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to the Amended and Restated Credit Agreement, dated as of November 1, 2024 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”), among the Borrower, the Company, the Lenders identified therein and the Agent; and WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Majority Lenders have agreed to the requested amendments on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Credit Agreement. 2. Amendments. Section 8.10(c) of the Credit Agreement is amended and restated in its entirety to read as follows: (c) the Company and its Subsidiaries may make any other Restricted Payments; provided that (i) (A) the Total Leverage Ratio as of the date of any such Restricted Payment (calculated on a Pro Forma Basis giving effect to such Restricted Payment) would not exceed 3.00:1.00 or (B) (1) the Total Leverage Ratio as of the date of any such Restricted Payment (calculated on a Pro Forma Basis giving effect to such Restricted Payment) is greater than 3.00:1.00 but less than the applicable Adjusted Total Leverage Threshold and (2) the aggregate consideration paid and other payments made by the Company and its Subsidiaries during the preceding twelve (12) months in connection with all such Restricted Payments, including such proposed Restricted Payments but excluding Restricted Payments during such period permitted under clause (i)(A) above, does not exceed the greater of (x) $100,000,000 and (y) 20.00% of Pro Forma EBITDA at the time of incurrence and (ii) no Default or Event of Default has occurred and is continuing at the time of the consummation of any such Restricted Payment and no Default or Event of Default would occur after giving effect to such Restricted Payment; and 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Agent of an executed counterpart of this Amendment from each of the Borrower, the Company, the other Guarantors, the Majority Lenders and the Agent. 4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including,

2 14022003v3 without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment. 5. Reaffirmation of Obligations and Liens. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Agreement and the other Loan Documents to which it is a party and agrees that this Amendment does not operate to reduce or discharge, or constitute or establish a novation of, any of such obligations and (c) affirms that each of the Liens granted by such Loan Party in or pursuant to the Loan Documents are valid and subsisting and agrees that this Amendment shall in no manner impair or otherwise adversely affect, or constitute or establish a novation of, any of such Liens. 6. No Other Changes. Except as modified hereby, all of the terms and conditions of the Loan Documents shall remain in full force and effect. 7. Counterparts; Delivery. This Amendment may, if agreed by the Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Agent has agreed to accept such Electronic Signature, the Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. 8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York. [SIGNATURE PAGES FOLLOW]

CBIZ OPERATIONS, INC. FIRST AMENDMENT CAPITAL ONE, NATIONAL ASSOCIATION By: Name: Jesse Lawrence Title: Duly Authorized Signatory

CBIZ OPERATIONS, INC. FIRSTAMENDMENT TD BANK, N.A. By: Name: Richard A. Zimmerman Title: Managing Director

CBIZ OPERATIONS, INC. FIRST AMENDMENT WELLS FARGO BANK, N.A. By: Name: Michelle Kuhn Title: Executive Director

CBIZ OPERATIONS, INC. FIRST AMENDMENT BANK OF CHINA LIMITED, CHICAGO BRANCH By: Name: Libo Sun Title: SVP & Branch Manager

D, NEW YORK BRANCH CBIZ OPERATIONS, INC. FIRST AMENDMENT

CBIZ OPERATIONS, INC. FIRST AMENDMENT UNITED BANK By: Name: Edward J. Goedecke Title: Senior Vice President

Name: Jason Title: Senior CBIZ OPERATIONS, INC. FIRSTAMENDMENT